UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 28, 2007

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Mariners Island Blvd., Ste. 300, San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(650) 524-0500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 28, 2007, Timothy Neher resigned from the Board of Directors of Wherify Wireless, Inc.

Item 8.01 Other Events

On November 28, 2007, Wherify Wireless, Inc. conducted an investor update conference call. A transcript of the conference call is attached hereto as exhibit 99.1. An audio replay of the conference call is also available until December 5, 2007 at (973) 341-3080, using the pass code 9500621.

The information in this Item 8.01 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Transcript of the Wherify Wireless, Inc. conference call on November 28, 2007

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC.

Date: November 30, 2007	By:	/s/ Edna Carter
Name: Edna Carter
Title: Chief Accounting Officer, Controller

Exhibit Index

Exhibit No.	Description
99.1	Transcript of the Wherify Wireless, Inc. conference call on November 28, 2007